                                                                   EXHIBIT 10.16

                                SCANSOFT - XEROX
                          GOLD DISK BUNDLING AGREEMENT

This Agreement is between XEROX CORPORATION, OFFICE DOCUMENT PRODUCTS GROUP and such Xerox Affiliates as defined below ("XEROX"), and SCANSOFT, INC. ("SCANSOFT") a Xerox company as agreed in writing to be bound by the terms and conditions hereof, and shall be effective as of March __, 1998 ("Effective Date"), upon the terms and conditions set forth below.


1.0     PREMISES & DEFINITIONS

1.1 This Agreement applies only to the ScanSoft-brand software product(s) listed in Section 3.2 (referred to collectively as the "SOFTWARE").

1.2 "Xerox Affiliates" shall mean Xerox Canada Inc., Xerox Limited, and Fuji Xerox Co. Ltd., and any entity, which is 50% or more, owned directly or indirectly by Xerox Corporation or Xerox Limited but shall not include ScanSoft, Inc.

1.3 Xerox wishes to acquire a master copy of the Software and its documentation on disk (the "GOLD DISK"), to produce copies of the Software and its associated documentation, combine such Software with multi-function devices ("DOCUMENT CENTRE SYSTEMS" and similar hardware) to create "BUNDLED SOLUTIONS" and to distribute such Bundled Solutions to Xerox Affiliates, resellers and end users. Xerox shall not distribute the Software except as part of the Bundled Solutions.

1.4 A Bundled Solution will include twenty-six (26) Software licenses for each Document Centre System sold, twenty-five (25) Software licenses for individual users and one (1) license for a server based OCR application. Customers that require more than 26 licenses per multi-function device installation may order additional copies of Software directly from ScanSoft.

2.0     ADDITIONAL RESPONSIBILITIES OF XEROX

2.1 MARKETING. "TextBridge Pro" and/or the ScanSoft Software logo, provided to Xerox upon signing of this Agreement, may be displayed in all advertising, product literature, and in a conspicuous location on the Bundled Solutions packaging. ScanSoft will provide the artwork for the logo.

        2.1.1 Xerox agrees to provide ScanSoft with access to all registered customers of Xerox' Bundled Solution through the ScanSoft software support registration process if a registration process is used and database is available

        2.1.2 Xerox shall provide ScanSoft, at no charge, one (1) unit each of the Bundled Solutions to be used for support training, QA testing and promotional activities.

3.0     ROYALTIES

3.1 The Software shall be licensed at the Bundled Solution license fee set forth below. A Bundled Solution license fee is payable to ScanSoft based on the calculated number of Bundled Solutions. The parties agree that in order to calculate the Bundled Solution royalty payable to ScanSoft, Xerox shall not less than quarterly, submit to ScanSoft a statement showing the net number of royalty bearing units of Software licensed to third parties which shall be calculated by subtracting the number of units of Software returned by third parties in conjunction with the return of a unit of the multi-function device from the total number of units of the Software licensed to a third party during such period. Xerox may use a reasonable number of copies for demonstration and promotion purposes without paying a license fee. The TextBridge Pro component of the Software shall be distributed by Xerox with CentreWare 4.0, in an earlier version if possible. Xerox may license additional units of Software at the Unit License Fee below for customers who


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        request additional Software units. Such Software license shall not exceed one hundred (100) licenses per sale of each Document Centre Systems and/or similar hardware.

3.2 Upon the execution of this Agreement, Xerox shall pay to ScanSoft royalties according to the schedule set forth below:

                                                                                        BUNDLED
                                                                                       SOLUTION
           SOFTWARE                                                  UNIT LICENSE     LICENSE FEE
   (FOR 25 USERS + 1 SERVER           PLATFORMS       PRE-PAID           FEE           (EXTENDED
         INSTALLATION)                SUPPORTED       LICENSES          ($US)          SYSTEM FEE)
   ------------------------        --------------     --------       ------------     ------------
 TEXTBRIDGE PRO
 (TEXTBRIDGE PRO FOR WINDOWS          PC-Win95,         None            $5.00           $125.00
   3.1)                            WinNT and Win
 (TEXTBRIDGE PRO 98 FOR WINDOWS         3.11
   95/NT 4.0)

See ATTACHMENT II - TEXTBRIDGE PRO LANGUAGE SPECIFICATIONS for complete list of User Interfaces and Recognized Languages supported.

3.3 Xerox shall provide to ScanSoft, within thirty (30) days after the end of each calendar quarter, a detailed statement setting forth the net number of the Bundled Solutions on which copies of the Software were licensed or sublicensed to third parties during the previously completed calendar quarter. The statement shall be accompanied by payment in full for license fees due to ScanSoft.

4.0     SECOND LEVEL TECHNICAL SUPPORT

4.1 The details of training delivery by ScanSoft and the TextBridge Pro training material are listed in Attachment III - TEXTBRIDGE PRO TECHNICAL SUPPORT AND TRAINING.

4.2 ScanSoft will provide Second and Third Level Support to Xerox' Customer Support, as it may be reasonably requested by Xerox, to fulfill its maintenance obligations to its resellers and end users. The details of technical support responsibilities of ScanSoft and Xerox are listed in Attachment III - TEXTBRIDGE PRO TECHNICAL SUPPORT AND TRAINING.

4.3 If customer problem was determined to be caused by a defect in media, Xerox shall issue a replacement media to a customer and Xerox agrees to pay for all associated costs incurred by such replacement.

5.0     TITLE

        Title and all rights of ownership to the Software, and all copies of all or any part thereof, are and remain with ScanSoft at all times. Xerox agrees to place Xerox-ScanSoft's copyright notice (using the international copyright symbol) on each copy of Software made by Xerox.

6.0     LICENSE

6.1 LICENSE GRANT. ScanSoft hereby grants to Xerox, under ScanSoft's applicable patents, copyrights and other intellectual property rights, a perpetual, nonexclusive, worldwide right and license to use, market, maintain, reproduce, (in any medium including firmware) translate, prepare, display, lease, and sub-license the Software and reproduce copies in object code format only, onto the media form contained within a Bundled Solution and to distribute such copies with the Bundled Solutions sold, leased and/or licensed by Xerox.


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6.2     Xerox shall ensure that each copy of the Software is marketed with (1)
        the Software's user documentation, (2) the Software License Agreement, and (3) Electronic Warranty Registration Process. Xerox shall adhere to ScanSoft's specifications (in Attachment I) for the Software's user documentation when manufacturing such documentation. Any deviations from such specifications will require advance written approval from ScanSoft. ScanSoft may require samples reflecting such deviations for review prior to issuing its approval.

6.3 ScanSoft shall ensure compatibly between the Software and Xerox' Products. Xerox shall test such Software compatibility in their standard end-user configuration. If the Software and Xerox' Products are not compatible then Xerox may use the options stated in 7.03 as a remedy.

7.0     WARRANTY AFTER APPROVAL

7.01 The Software provided to Xerox herein is licensed without any modification or customization. ScanSoft shall warrant the Gold Disk to be free from known viruses and material program defects for a period of thirty (30) days from the date of delivery of the master Gold Disk.

7.02 If any material program errors with the Software are discovered by Xerox, ScanSoft shall use reasonable efforts to correct such errors at no charge to Xerox within a correction period of thirty (30) days following receipt of written notice from Xerox of such errors.

7.03 If the program errors of 7.02 cannot be eliminated by ScanSoft in the thirty (30) day correction period, then as Xerox' remedy and at its option Xerox may:

        (a) extend the correction period by an amount of time as may be determined by Xerox; or

        (b) approve the Software with an equitable reduction in any Fee as materially determined by the parties; or

        (c) reject the Software by notifying ScanSoft of such in writing and promptly returning all Software to ScanSoft with all copies made thereof and ScanSoft shall refund the License Fee paid by Xerox for such units of Software returned to Xerox by its customers within the warranty period stated in section 7.01.

7.04 EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, SCANSOFT HEREBY DISCLAIMS AND XEROX HEREBY EXPRESSLY WAIVES ANY AND ALL OTHER EXPRESS WARRANTIES OR REPRESENTATIONS OF ANY KIND OR NATURE, AND ANY AND ALL IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.05 END-USER WARRANTY. In the event any end user makes a warranty claim against ScanSoft or which is outside of the warranty set forth in
        Section 7.01, ScanSoft shall honor such warranty but Xerox shall hold ScanSoft harmless from and against such warranty claims and Xerox shall pay ScanSoft the actual costs incurred by ScanSoft in honoring such warranty claim.

8. 0    TERMINATION

8.01 This Agreement is effective upon the date of execution by ScanSoft and Xerox ODPG. Subject to the termination provisions set forth in this Agreement, the initial term shall commence on the Effective Date and run for an eighteen (18) month period. This Agreement may be renewed for successive one-year periods by mutual written consent of the parties. Upon termination or expiration, Xerox shall stop production and distribution of the Software.

8.02 Either ScanSoft or Xerox may terminate this Agreement by written notice of termination to the other party upon a material breach by ScanSoft or Xerox which has not been cured within thirty (30) days of written notice of such breach. Confidential Obligations (the obligations as to Confidential Information) herein shall not be waived and shall survive termination.

8.03 BREACHES PROVIDING GROUNDS FOR IMMEDIATE TERMINATION. ScanSoft shall have the right to immediately terminate this Agreement if Xerox breaches the provisions of this Agreement regarding: (1) ScanSoft confidential information; (2) the unauthorized license or marketing of ScanSoft Software.

8.04 Xerox reserves the right, in whole or in part, in the exercise of its discretion, to terminate this Agreement upon not less than thirty (30) days written notice to ScanSoft. In the event of termination or upon


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        expiration of this Agreement, ScanSoft shall return to Xerox any and all documents, materials, work product and all copies made thereof, which were obtained by ScanSoft from Xerox.

9.0     EFFECT OF TERMINATION

9.01 Termination or nonrenewal shall not relieve either party of obligations incurred prior to termination or expiration or of obligations which by their nature or term survive termination or expiration. All monies due to ScanSoft from Xerox shall become immediately due and payable upon any termination.

9.02 Upon termination or expiration, Xerox shall (1) immediately stop production and distribution of the Software and (2) cease using the name "ScanSoft" or "TextBridge Pro". Xerox shall destroy any ScanSoft software contained in all types of computer memory and all relevant materials and shall so warrant in writing to ScanSoft within thirty (30) days of termination or expiration, except that Xerox may retain a reasonable quantity of the Software only for the purposes of providing its customers with ongoing support. Xerox may distribute any paid-for Software in its possession after termination or expiration.

9.03 Additionally, each party shall return to the other party any and all confidential documents or materials.

10.0    INDEMNIFICATION

10.01 ScanSoft represents and warrants that it has sufficient right, title and interest in and to the Software to enter into this Agreement and further warrants that it is not aware that Software infringes any patent, copyright or other proprietary right of a third party and that it has not been notified by a third party of a possibility that the Software might infringe any patent, copyright or other proprietary right of a third party.

10.02 ScanSoft shall defend Xerox and Xerox Affiliates from, and pay any judgment for, any claim, action or other proceeding brought against Xerox or Xerox Affiliates arising from the use of the Software, providing that such Xerox or Xerox Affiliates promptly notifies ScanSoft in writing of any action or claim, allows ScanSoft, at ScanSoft's expense, to direct the defense, gives ScanSoft full information and reasonable assistance required to defend such suit, claim or proceeding, at no out-of-pocket expense to Xerox, and allows ScanSoft to pay any judgment, provided further that ScanSoft shall have no liability for any claim, action or other proceeding based upon acts or omissions by Xerox, the combination of the Software with hardware or software not provided by ScanSoft if the claim relates to such combination, or for settlements or costs incurred without the knowledge of ScanSoft. To avoid infringement, ScanSoft may, at its option, and at no charge to Xerox, obtain a license or right to continue the use of the Software, or modify the Software so it no longer infringes, but is still a functional equivalent of the Software, or substitute a functional equivalent of the Software. If none of the foregoing are commercially practicable, ScanSoft may, as Xerox' remedy under this Section 10.02 accept the return of all infringing Software and refund to Xerox all applicable License Fees therefore.

10.03 The foregoing indemnity does not apply, and Xerox agrees to indemnify ScanSoft (including reasonable costs and attorneys' fees), with respect to any claim brought against ScanSoft concerning patent or copyright infringement allegedly arising from: (1) the unauthorized combination or utilization by Xerox of any Software or (2) the unauthorized modification of any Software by Xerox; (3) any Software manufactured by ScanSoft to Xerox' specifications; (4) the production of images in violation of the proprietary rights of third parties.

11.0    DISCLAIMER

11.01 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR LOST CONTRACTS OR LOST PROFITS OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN ANY WAY ARISING OUT OF THE USE OF THE SOFTWARE OR RELATING TO THIS AGREEMENT HOWEVER CAUSED UNDER A CLAIM

        OF ANY TYPE OR NATURE BASED ON ANY THEORY OF LIABILITY (INCLUDING CONTRACT, TORT OR WARRANTY) EVEN IF THE POSSIBILITY OF SUCH DAMAGES HAS BEEN COMMUNICATED. THIS DISCLAIMER DOES NOT APPLY TO THE AFORESAID INDEMNIFICATION.

12.0    FORCE MAJEURE

12.01 Neither party shall be liable to the other for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, provided that the party experiencing such delay promptly notifies the other party of the delay.

13.0    CONFIDENTIAL INFORMATION

13.01 This Agreement supersedes any prior agreement with Office Document Products as to the Software (with respect to Confidential Information).

13.02 Each party agrees not to intentionally disclose or intentionally make available to any third party information received from the other party (hereinafter referred to as "Information" or "Confidential Information") in any form without the express written approval of the disclosing party.

13.03 Receiving party shall not use such Information except to the extent necessary to perform under this Agreement and shall not intentionally circulate the Information within its own organization except to those with a specific need to know such Information. If written approval by disclosing party is given to receiving party to disclose Information to a third party, receiving party shall impose similar confidential restrictions on such third party to whom it discloses such Information.

13.04 The obligations on receiving party recited herein shall terminate with respect to any particular portion of such Information when and to the extent that it is or becomes:

        (a) part of the public domain through no fault of receiving party;

        (b) communicated by disclosing party to a third party free of any obligation of confidence;

        (c) independently developed by receiving party with-out any reference to the Information;

        (d) known to receiving party free of any obligation of confidence.

13.05 In no event shall the obligation of receiving party with respect to the Information extend beyond three (3)years from the date of disclosure.

13.06 Upon request by disclosing party or termination of this Agreement, whichever occurs first, receiving party agrees to promptly return the Information to the disclosing party.

14.0    ASSIGNMENT

14.01 This Agreement may not be assigned or transferred by either party without the prior written approval of the other party; provided that ScanSoft may assign its rights to any purchaser of all or substantially all of its business, and Xerox may assign its rights hereunder, or any portion thereof, to any subsidiary or affiliate of Xerox or to any purchaser of all or substantially all of its equipment business for which the Software is then licensed. Further, Xerox' or Xerox Affiliates' rights and obligations under this Agreement may be exercised and performed in whole or in part by any subsidiary or affiliate of Xerox, provided that Xerox shall continue to be responsible to ScanSoft for the performance of its obligations under this Agreement. Subject to the limitations heretofore expressed, this Agreement shall inure to the benefit of and be binding upon the parties, their successors, administrators, heirs and assigns.

15.0    MODIFICATION

15.01 This Agreement constitutes the entire Agreement of the parties as to the subject matter hereof and supersedes all prior and contemporaneous communications. This Agreement shall not be modified, except by a written Agreement signed by duly authorized representatives of ScanSoft and Xerox.

16.0    BANKRUPTCY OF SCANSOFT OR XEROX

16.01   To the extent permitted by applicable law (including II U.S.C. Section
        365) the non-defaulting party may terminate this Agreement immediately by written notice to the other in the event the other party makes an assignment for the benefit of its creditors, admits in writing an inability to pay debts as they mature, a trustee or receiver is appointed respecting all or a substantial part of the other party's assets, or a proceeding is instituted by or against the other party under any provision of the Federal Bankruptcy Act and is acquiesced in or is not dismissed within sixty (60) days, or results in an adjudication of bankruptcy. To the extent applicable law prevents the non-defaulting party from terminating this Agreement, if it should wish to do so as described above, then the parties shall have only those rights and remedies permitted by applicable law, including the United States Bankruptcy Act, including but not limited to II U.S.C. Section 365.

17.0    COMPLIANCE WITH THE LAW

17.01 Each party represents and warrants compliance with all Federal, State and local laws, ordinances and regulations applicable to this Agreement including, but not limited to, (a) applicable requirements of (a)of the Fair Labor Standards Act, (b) Executive Order 11246(c) the Vietnam Era Veterans Readjustment Assistance Act and the Rehabilitation Act.

18.0    NONPUBLICITY

18.01 Without prior written consent of the other Party, a party shall not (a) make any news release, public announcement, denial or confirmation of this Agreement or its subject matter, or (b) advertise or publish any facts relating to this Agreement.

19.0    CONTROLLING LAW

19.01 This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

20.0    GENERAL PROVISIONS

20.01 Waiver. Failure of either party to require strict performance by the other party of any provision shall not affect the first party's right to require strict performance thereafter. Waiver by either party of a breach of any provision shall not waive either the provision itself or any subsequent breach.

20.02 No Agency. It is agreed and understood that neither Xerox nor ScanSoft has any authority to bind the other with respect to any matter hereunder. Under no circumstances shall either Xerox or ScanSoft have the right to act or make any commitment of any kind to any third party on behalf of the other or to represent the other in any way as an agent.

20.03 Survival. The provisions of this Agreement shall, to the extent applicable, survive the expiration or any termination hereof including, but without limitation, any perpetual license herein granted.

20.04 Headings. The headings and titles of the Sections of the Agreement are inserted for convenience only, and shall not affect the construction or interpretation of any provision.

20.05 Severability. If any provision of the Agreement is held invalid by any law, rule, order or regulation of any government, or by the final determination of any state or federal court, such invalidity shall not affect the enforceability of any other provisions not held to be invalid.

20.06 Entire Agreement. This Agreement constitutes the entire Agreement of the parties as to the subject matter hereof and supersedes any and all prior oral or written memoranda, understandings and Agreements as to such subject matter.

21.0    YEAR 2000 WARRANTY


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21.01 ScanSoft represents and warrants that the Software and Third Party
Software delivered under this Agreement is Year 2000 performance compliant and thus shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries, including leap year calculations. The remedies available to Xerox for breach of this warranty shall include prompt repair or replacement of any Software and Third Party Software or part thereof whose non-compliance is discovered and made known to ScanSoft in writing. Nothing in this warranty shall be construed to limit any rights or other remedies Xerox may otherwise have under this Agreement with respect to uncorrected program errors or defects.



IN WITNESS WHEREOF, the parties have executed this Agreement on the dates shown below.


SCANSOFT, INC.                            XEROX CORPORATION, ODP


By: /s/ Wayne Crandall                    By: /s/ Ray Valukonis
   --------------------------------          -----------------------------------
Name: Wayne Crandall                      Name: Ray Valukonis
     ------------------------------            ---------------------------------
Title: V.P.                               Title: V.P. Finance
      -----------------------------             --------------------------------
Date: March 25, 1998                      Date: March 19, 1998
     ------------------------------            ---------------------------------

Address: 9 Centennial Drive               Address: 200 Canal View Blvd, MS 831
         --------------------------                -----------------------------
         Peabody, MA  01960                        Rochester, NY 14623
         --------------------------                -----------------------------
         USA                                       USA
         --------------------------                -----------------------------

Phone:   978-977-2000                      Phone:
         --------------------------                -----------------------------
Fax:     978-977-2425                      Fax:
         --------------------------                -----------------------------

                                SCANSOFT - XEROX
                          GOLD DISK BUNDLING AGREEMENT

                                  ATTACHMENT I
                     TEXTBRIDGE PRO MATERIALS SPECIFICATIONS

1) TEXTBRIDGE PRO SOFTWARE KIT (CD)

A) SOFTWARE SPECS

FORMAT               CD-ROM
QUANTITY             1
MASTER               Provided as CD-R

B) CD SCREENPRINT ARTWORK

PROCESS              To be printed on each CD
COLOR                Two color (red & black)
ARTWORK              Master artwork provided by MarCom in specified format

C) TEXTBRIDGE CD TRAY INLAY

DESCRIPTION          Includes serial number
PROCESS              To included in rear cover of CD Jewel case
ARTWORK              Master artwork provided by MarCom in specified format
SERIAL NUMBER        Serial number scheme and range to be provided by
                     Manufacturing

D) TEXTBRIDGE CD JEWEL CASE

DESCRIPTION          Standard clear plastic CD Jewel Case with black tray

2) TEXTBRIDGE PRO USER'S GUIDE

A) ELECTRONIC FOR ONLINE MANUAL

MASTER               Provides as PDF file on Master CD-R

A) HARD COPY

i) INTERNAL PAGE SPECIFICATIONS

PAGE SIZE            7.25 x 8.375 inches - double-sided pages per provided
                     masters (except where otherwise specified)
PAGE COUNT           123 pages plus cover (WINDOWS);
STOCK                At least 50 lb. Opaque Smooth Paper (60 lb. preferred)
TYPE COLOR           One-color (Black)
BINDING              Perfectbind or equivalent

ii) COVER PAGE SPECS

COLOR                Two color with Clear Aqueous-based varnish finish
STOCK                10 pt. coated White Carolina Paper
BINDING              Perfect Binding

4) TEXTBRIDGE WARRANTY REGISTRATION CARD

SIZE                 6.875 x 4.875 inches
STOCK                10 pt. Coated
COLOR                Two Color
FINISHING            Scored and folded to finished size 5.5 x 4.25 inches
TYPE                 One-color (Black)
NOTE:                Artwork will be provided as Macintosh PostScript files.

                                SCANSOFT - XEROX
                          GOLD DISK BUNDLING AGREEMENT

                                  ATTACHMENT II

                     TEXTBRIDGE PRO LANGUAGE SPECIFICATIONS

1.) TEXTBRIDGE PRO 3.0 FOR USE WITH MICROSOFT WINDOWS(R) 3.1

NORTH AMERICA/UK Version: Page size default = letter
Interface: English
Recognizes: English, French, German, Italian, and Spanish

FRENCH Version Page size default = A4
Interface: French
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

GERMAN Version Page size default = A4
Interface: German
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

ITALIAN Version Page size default = A4
Interface: Italian
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

SPANISH Version Page size default = A4
Interface: Spanish
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

BRAZILIAN PORTUGUESE Version Page size default = A4
Interface: Brazilian Portuguese
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish


2.) TEXTBRIDGE PRO 98 FOR USE WITH MICROSOFT WINDOWS(R) 95 AND NT

NORTH AMERICA/UK VERSION: Page size default = A4
Interface: English
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

FRENCH Version Page size default = A4
Interface: French
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

GERMAN Version Page size default = A4
Interface: German
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

ITALIAN Version Page size default = A4
Interface: Italian
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

SPANISH Version Page size default = A4
Interface: Spanish
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

BRAZILIAN PORTUGUESE Version Page size default = A4
Interface: Brazilian Portuguese
Recognizes: Danish, Dutch, English, Finnish, French, German, Italian, Norwegian, Portuguese, Spanish, Swedish

                                SCANSOFT - XEROX
                          GOLD DISK BUNDLING AGREEMENT

                                 ATTACHMENT III

                  TEXTBRIDGE PRO TECHNICAL SUPPORT AND TRAINING

1.) PRODUCT SUPPORT BY SCANSOFT AND XEROX

ScanSoft will provide technical support to Xerox' Customer Support, as it may be reasonably requested by Xerox, to fulfill its maintenance obligations to its resellers and end users. Technical support shall include telephone support to Xerox' engineering staff on the operation, integration and utilization of the Software, and maintenance modifications and bug corrections for the Software to bring them into conformance with the specifications. There will be no charge to Xerox for this level of support. When a customer problem is determined by Xerox' Customer Support to be associated directly with the Software and resolution of the problem is not within the range of training received or knowledge accrued by Xerox' Customer Support, Xerox' Customer Support may either, contact ScanSoft's telephone support for assistance or refer the end user directly to ScanSoft's Customer Support.

2.) SUPPORT LEVELS

2.1 First Level Support. Cases that can be immediately answered and require no callback to the customer. No assistance from Second Level Support is required.

2.2 Second Level Support. Cases that involve knowledge of the Software program, problem isolation or investigation by technical support technicians and may require a callback to the customer. Assistance from Third Level Support may be required.

2.3 Third Level Support. Cases that involve detailed knowledge of the Software program, problem isolation and investigation by Xerox engineers. Assistance and resolution may be required from the other party.

3.) SCANSOFT RESPONSE TO PROBLEMS RANKED BY SEVERITY

3.1 SEVERITY 1 PROBLEMS. Means this Software has a problem, defect or malfunction which renders the Software or a major component of the Software inoperative. With a Severity l Problem there is a significant and on-going interruption to the end user or customers business or there is an unrecoverable loss or corruption of data. No circumvention is available. ScanSoft agrees to commence an investigation of any "Severity 1 Problems" within one (1) business day of notice by Xerox and initiate the development of corrections immediately thereafter. ScanSoft shall commit commercially reasonable efforts to provide Xerox with a fix, workaround or permanent fix within fourteen (14) business days.

3.2 SEVERITY 2 PROBLEMS. Means the Software has a problem, defect or malfunction where the Software or a major component or the Software is not working or is malfunctioning in a manner which restricts the end user or customers use of the Software. ScanSoft agrees to commence an investigation of any "Severity 2 Problems" within two (2) business days of notice by Xerox and initiate the development of corrections immediately thereafter. ScanSoft shall commit commercially reasonable efforts to provide Xerox with a fix, workaround or permanent fix within six (6) weeks.

3.3 SEVERITY 3 PROBLEMS. Means the Software has a problem. defect or malfunction where the Software or a component of the Software is not functioning as specified in the documentation and caused a minor impact on the end user or customers use of the Software. An acceptable circumvention or workaround is available. ScanSoft agrees to commence an investigation of any "Severity 3 Problems" within five (5) business days of notice by Xerox and shall be corrected in future releases of the Software.

4.) SUPPORT CONTACTS

4.1 ScanSoft and Xerox will provide Warm Transfer (call forwarding) capabilities between Xerox Third Level Support and ScanSoft for support in the US, Canada and Europe. ScanSoft will make an OEM Hotline telephone line available to the same Xerox locations for warm transfer calls. At a minimum, this support will be provided by ScanSoft in the US during the business hours of 08:30 to 17:30 Eastern Time, Monday through Friday (ScanSoft holidays excluded).

4.2 ScanSoft will provide US-based OEM Hotline for calls from Xerox Customer Support Centers in Latin and South America during the same business hours as above.

4.3   ScanSoft will provide web and email based support
      (textbridge_support@xis.xerox.com) for Xerox Customer Support Centers on a worldwide basis.

4.4 Second and Third Level local language support for calls in Europe (XL) is provided by an office in the UK in German, French, and Italian; in Canada
      (XCI) support is provided by an office in the US in English only; and in Latin America (ACO) support is provided by an office in the US in English only, or via email in English.

4.5 ScanSoft and Xerox will each designate a technical support contact person responsible for overall communications between each company.

5.) SUPPORT RESPONSIBILITY

ScanSoft will provide all levels of support for any TextBridge Pro Software scanner related questions other than those questions related directly to the Document Centre Systems scanning. In cases where Xerox receives call on any questions concerning TWAIN, or other scanner driver connectivity, it will be the responsibility of ScanSoft and will be forwarded from Xerox to ScanSoft. The customer may call the TextBridge support line at 800-880-8806 with in the USA, 978-977-0764 for outside of the USA and add UK phone numbers for European support for assistance with such questions. Xerox Customer Support will be responsible for all other calls related to the TextBridge Pro Software operation and the Document Centre Systems scan to file capabilities. ScanSoft will forward all calls related to the Document Centre Systems and the related scan to file capabilities to Xerox Customer Support Centers. If both parties agree to transfer responsibility for communicating with an individual customer to ScanSoft, ScanSoft will assume all further responsibility for that customer's support, including sending any pertinent bug fixes, if available, at ScanSoft's own expense.

6.) SOFTWARE LICENSE FOR XEROX SUPPORT CENTERS

In order to address customer support issues, Xerox support centers or their subcontractors are permitted to use the Software solely for support and/or testing purposes for Xerox customers. Such installation is not licensed for operational use, and is for support purposes only. The Software is for internal use only and will not be distributed externally.

7.) SOFTWARE PROBLEM RESOLUTION PROCESS AND ESCALATION PROCESS

The Software Problem Report (SPR) process includes the following steps:

    ~   SPR's are filed as needed.

    ~   SPR's are prioritized.

    ~ ScanSoft personnel are assigned to take direct responsibility for handling the SPR.

    ~   The timeline requirement is identified to resolve the SPR.

    ~   The strategy that will be taken to resolve the issue is identified.

    ~   Resolution to the problem or work-around is communicated.

    ~ As appropriate and where applicable, "patches" are posted on the web for download.

    ~ At Scansoft's discretion fixes may be rolled into a point release which can then be sent to customers experiencing a particular problem addressed in that version.

    ~ The patch or point release will be delivered to Xerox Third Level Support for fix verification at the same time as ScanSoft performs QA on the release.

    ~ Communication of the progress against the action plan is made on a daily basis for critical problems and on a weekly basis for normal problems.

If this process is failing to satisfy either party, a review of the situation and the process to date should be made by ScanSoft and Xerox.

8.) REGULAR REPORTING

8.1 ScanSoft will provide Xerox with a "Solutions" database of known problems and solutions on a monthly basis in a format that is compatible with Xerox' DB IV database. The database information is expected to be available from ScanSoft beginning in June 1998, or sooner, and updates will be provided within twenty (20) days after the last day of each calendar month. The basis for this information is on the TextBridge Pro98 web page as FAQ's and technical information bulletins which Xerox has access to.

8.2 Xerox and ScanSoft recognize and acknowledge the importance to each other of Third Level technical support information regarding both individual cases and aggregate support statistics, and commit to provide each other with regular reports containing all pertinent technical support information. These reports will be provided as they become available. ScanSoft provides a comprehensive FAQ document and technical bulletins for TextBridge Pro 98 via the TextBridge Pro98 web page (at "www.textbridge.com"). Updates will be added to these on a regular basis

9.) TRAINING MATERIALS

ScanSoft and Xerox recognize and acknowledge the importance of providing training to each other regarding the TextBridge Pro Software.

9.1 ScanSoft will develop training materials that cover the information required to adequately support the TextBridge Pro Software. At a minimum, ScanSoft will provide the same level of training that Xerox provides to its own support staff and ScanSoft will provide the same level of product training/materials to Xerox as they provide to other OEM's. The training materials will include robust troubleshooting and escalation procedures or guidelines.

9.2 Xerox will honor reasonable requests from ScanSoft to provide basic training on Xerox DCS Products to facilitate ScanSoft's customer support efforts. The scope and timing of such training will be mutually agreed upon by both companies' support representatives.

10.) LOCATION AND TIMING OF TRAINING

To ensure adequate customer support, ScanSoft's training of Xerox personnel will be provided prior to Xerox' product introduction date. The training will be held in Rochester, NY at a Xerox location for a mutually agreeable period appropriate to the training program.

11.) SCOPE OF TRAINING

11.1 This training will include, but not be limited to, all TextBridge Pro Software features and functions, customer usability, and advanced troubleshooting based on customer support history. ScanSoft will be expected to train the trainers from each of the major Xerox Customer Support Functions that is using or supporting the TextBridge Pro Software.

11.2 Xerox may further request and ScanSoft shall provide additional training as reasonably necessary to inform all personnel of new program versions or enhancements.

11.3 ScanSoft will provide on-site training at their facility, when requested by Xerox, in order to provide an in-depth, hands-on customer support experience for a mutually agreed upon number of Xerox Third Level Support technicians.

11.4 All initial and subsequent training shall be provided at no charge to Xerox, however for any subsequent training sessions Xerox shall pay ScanSoft for reasonable travel and lodging expenses.

11.5 In the event ScanSoft releases new version of TextBridge Pro, ScanSoft shall provide Xerox with additional training at no additional charge.

12.) MATERIAL RIGHTS

12.1 ScanSoft grants Xerox the royalty-free rights to modify reproduce and use all training classes, methods and materials supplied ScanSoft or developed by Xerox pursuant to this Agreement.

12.2 ScanSoft restricts the use of such materials to training Xerox employees or to agents contracted by Xerox for the purpose of selling or supporting Xerox products.

13.) TRAINING DELIVERY PROCESS AND CONTENT

13.1 ScanSoft will provide training sessions, with back-up documentation, to Xerox Second Level support. The training will include robust troubleshooting for topics (such as Installation, Software Upgrade, Quality of OCR, OCR application interface, operability to optimize OCR), escalation procedures/guidelines and relationship building for those support personnel who will be involved in (bi-directional) escalation.

13.2 ScanSoft will provide training material (instructor notes, transparencies, lab exercises/lab specifications, and hand-out documentation) for training/customer demonstration/customer application testing purposes to Xerox trainers responsible for training field support people.

13.3 Training content (lecture, lab, and documentation) should focus on supported environments, installation procedure, application verification process, known issues/problems and troubleshooting procedures.

13.4 ScanSoft will provide pre-sales/installation support literature: customer collaterals describing strengths, positioning, customer benefits, and technical documentation (this information is available at the ScanSoft web site).

                                SCANSOFT - XEROX
                          GOLD DISK BUNDLING AGREEMENT

                                  ATTACHMENT IV

                          TEXTBRIDGE ODP SPECIFICATION

                                  Chuck Hudson
                                    3/3/1998

               1.1.1. Document Scope


This document will describe the features of the TextBridge release for the ODP OEM client.


               1.1.2. Project Scope


This project will consist of a master CD created to support both 16-bit Windows 3.x systems and 32-bit Windows 95 and NT systems with the current TextBridge 3.0 (16-bit) and TextBridge 98 (32-bit) products. It is fully understood that the TextBridge 3.0 code base is at a "frozen" point and will not be updated for this product.


               1.1.3. Project Schedule


   DATE          1st build delivered to QA (without updated help files)
   3/16/1998     Updated help files delivered to Release Engineering

   3/18/1998     2nd build with updated help files and any necessary SPRs fixed
   3/19/1998     First build of beta to be delivered

   4/15/1998     Final build delivered to QA
   4/17/1998     Final Gold Master with all languages
   6/1/1998      Launch date for product


               1.1.4. Code Base


        For Win 3.x the code used will be the existing released TextBridge 3.0 with the following UI languages - English US, French, German, Italian, Spanish, and Brazilian Portuguese. No changes will be made to this code and it will be incorporated on the final CD as is. Thus it will be copied on the project from the existing master cd.

        For Win NT and 95 the code base will be the TextBridge Pro 98 release with the following UI languages - English US, English UK, French, German, Italian, Spanish, and Brazilian Portuguese.

        Note: The complete version of Brazilian Portuguese for TextBridge Pro 98 may not be included in the 1st build of the beta release to be delivered, as localization may not be complete.


               1.1.5. UI Languages and the corresponding recognition languages


        TextBridge Pro 3.0 for use with Microsoft Windows(R) 3.1


                        PAGE SIZE
           VERSION       DEFAULT    INTERFACE           RECOGNIZED LANGUAGES
          ----------    ---------   ---------  -----------------------------------------
          ENGLISH US     Letter     English    English, French, German, Italian, Spanish

            FRENCH         A4        French    Danish, Dutch, English, Finnish, French,
                                               German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

            GERMAN         A4        German    Danish, Dutch, English, Finnish, French,
                                               German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

           ITALIAN         A4       Italian    Danish, Dutch, English, Finnish, French,
                                               German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

           SPANISH         A4       Spanish    Danish, Dutch, English, Finnish, French,
                                               German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

          BRAZILIAN        A4      Brazilian   Danish, Dutch, English, Finnish, French,
          PORTUGUESE               Portuguese  German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

        TEXTBRIDGE PRO 98 FOR USE WITH MICROSOFT WINDOWS(R) 95 AND NT

                        PAGE SIZE
           VERSION       DEFAULT    INTERFACE           RECOGNIZED LANGUAGES
          ----------    ---------   ---------  -----------------------------------------
          ENGLISH US     Letter     English    English, French, German, Italian, Spanish

          ENGLISH UK       A4       English    Danish, Dutch, English, Finnish, French,
                                               German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

            FRENCH         A4        French    Danish, Dutch, English, Finnish, French,
                                               German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

            GERMAN         A4        German    Danish, Dutch, English, Finnish, French,
                                               German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

           ITALIAN         A4       Italian    Danish, Dutch, English, Finnish, French,
                                               German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

           SPANISH         A4       Spanish    Danish, Dutch, English, Finnish, French,
                                               German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

          BRAZILIAN        A4      Brazilian   Danish, Dutch, English, Finnish, French,
          PORTUGUESE               Portuguese  German, Italian, Norwegian, Portuguese,
                                               Spanish, Swedish

               1.1.6. Installer

        The autorun that automatically runs once the CD is placed in the user's machine will launch a setup.exe (also found at the root level: see CD Structure below). This executable will check the system for which operating system is installed (either Win 3.x or Win 95/NT). This `os checker' will have to be written in 16-bit code so that it can be launched on a Win 3.x system. Once it determines which operating system is installed it will in turn launch the corresponding setup from either the TextBridge 3.0 directory or the TextBridge Pro 98 directory (found at the root of the CD). This os checker has been written and used on the TextBridge Classic hybrid CD.


        TextBridge Pro 98 Issues

        - The normal electronic registration will be used for TextBridge Pro 98 as is currently employed for the product. This includes all localized versions.

        - Language selector - US English and Brazilian Portuguese must be added to the selector which is launched in the TB Pro 98 setup.

        -  Billboard 3 during file installation must be removed. (see below)

                                   [GRAPHIC]

        - The dialog in English and all localized versions of TextBridge Pro 98 that provides ScanSoft's toll free support number should be removed as ODP will be supporting the product. (see below)

        - The Release Notes must be checked and updated to correspond with all changes to TextBridge Pro 98. (see Appendix B)

        - Since ODP will be the support for this product all phone numbers must be changed to ODP's corresponding phone listings. (see appendix
           A)

                             1.1.6.1.1. CD STRUCTURE


               Autorun
OS_DETECTOR

               - Win16 folder

                        Structure of TB 3.0 Cd with application then Doc folder


               - Win32 folder

                        Language selector with the directories for each language

Appendix A                                             ODP Support Phone Numbers

TEXT BRIDGE PRO SUPPORT REQUIREMENTS

Monica Kraft
2/18/98

The following table lists the contact telephone numbers for Customer Support within each TextBridge Pro Language.

Please provide a statement on the user interface in the appropriate location with this information.


     Language               Xerox Support Telephone Number
------------------    ------------------------------------------
English               US: 800-821-2797
                      UK/IRE: 01908 692 444
                      Canada: 800-939-3769

German

      Berlin          ++49 30 / 78788 - 222

      Bochum          ++49 2327 / 941 - 441

      Dusseldorf      ++49 211 / 990 - 2555

      Hamburg         ++49 40 / 85360 - 444

      Munchen         ++49 89 / 99644 - 122

      Neu Isenburg    ++49 6102 / 734 - 123

      Stuttgart       ++49 711 / 7254 - 111

French                Canada: 800-939-3769
                      France: "Contact Your local Xerox Support"

      Italian         "Contact Your local Xerox Support"

      Spanish         "Contact Your local Xerox Support"

      Brazilian
      Portuguese      "Contact Your local Xerox Support"


Note:
    These numbers will only exist in the help files of TB Pro 98.

Appendix B                            Current TB Pro 98 English US Release Notes


                          [TEXTBRIDGE(R) PRO 98 LOGO]

RELEASE NOTES FOR VERSION 1.0

Copyright (C) 1995-1997 ScanSoft, Inc., a Xerox Company
Portions of this product copyright (C) 1990-1997 Pixel Translations, Inc. Portions of this product copyright (C) 1993-1997 Mastersoft Corp.

Please read this document for up-to-date information about ScanSoft's TEXTBRIDGE PRO 98, VERSION 1.0 for Windows 95 and Windows NT operating systems. These release notes discuss the following topics:

-   What's New in TextBridge Pro 98

-   Registration Information

-   Installation Instructions

-   If You Have Other Versions of Textbridge

-   Supported Scanners

-   Scanner Notes

-   Application Notes

-   Integration with Pagis Pro 97

WHAT'S NEW IN TEXTBRIDGE PRO 98

-   IMPROVED OCR ACCURACY - Dramatically saves time retyping.

- INCREASED DOCUMENT RECOGNITION CAPABILITIES - Easily and accurately recognize complex document components such as tables, line art, drop caps, insets, reverse text.

- ENHANCED PROOFREADING CAPABILITIES - Proofread and edit document text directly from within TextBridge Pro 98 for even more accurate output results.

- INSTRUCTIONAL OCR WIZARD - Assists you by stepping you through the OCR process.

- ADVANCED ZONE EDITING - Create, reshape, resize and renumber zones. Use highlighter pens to edit or adjust OCR components such as text, pictures, and tables enabling even greater control over the desired results.

- SUPPORT FOR ADOBE ACROBAT PDF FORMAT - With TextBridge Pro 98 you can now save the OCR results into PDF format.

- BETTER RECOGNITION OF TABLES - Easily convert tables into spreadsheets as well as word processing documents.

REGISTRATION INFORMATION

Xerox provides unlimited, toll-free customer support to registered users of TextBridge Pro. When you register, you are provided with a toll-free number to call for support questions.

There are 4 easy ways to register:

- INTERNET - Go to the TextBridge web site at WWW.TEXTBRIDGE.COM. Select TextBridge Pro98, go to Customer Support and select Product Registration. You will receive the toll-free number by return e-mail.

- MODEM - Fill out the registration form during software installation. Click on "TextBridge Pro98 Electronic Registration" in the TextBridge Pro98 Master Setup window to bring up the TextBridge Product Registration form. Follow the instructions to send your registration by modem. A dialog box appears with the toll-free number. Be sure to write it down.

- FAX - Fill out the registration form during software installation. Click on "TextBridge Pro98 Electronic Registration" in the TextBridge Pro98 Master Setup window to bring up the TextBridge Product Registration form. When you print the registration form, a dialog box appears with the toll-free number. Be sure to write it down. Then FAX your registration to 888-979-7662 or 978-531-0675.

- U.S. MAIL - Return the postage-paid Registration Card included with TextBridge Pro98. You will receive a postcard with the toll-free number.

INSTALLATION INSTRUCTIONS

Before you install or uninstall TextBridge Pro 98, exit from any open applications so that only Windows is running. There should be no applications listed in the task bar and no floating toolbars. For example, the Corel DAD and Office shortcut bar should not be running. (CTRL+ALT+DELETE to display Task List and 'End Task' on all applications except Explorer.)

TextBridge uses autorun for installation.

If autorun does not work on your system, use the following procedure to install this version:

1. Put CD in CD-ROM drive (D: or the letter assigned to your CD-ROM).

2. From the Start menu, select Run.

3. Type d:\autorun.exe

4. Follow the on-screen instructions.

During installation, you select a type of installation. If you select Typical, TextBridge will install the English, French, German, Italian, and Spanish language packs. If you do not wish to install all five language packs, you must select Custom.

IF YOU HAVE OTHER VERSIONS OF TEXTBRIDGE

TextBridge Pro 98 is designed to be self-contained. Thus, if you have another version of TextBridge installed on your PC, you do not need to uninstall it before installing TextBridge Pro Pro 98.

Note: You cannot run both versions of TextBridge simultaneously.

APPLICATION NOTES

This section discusses a number of points relating to using features in TextBridge and Instant Access.

- The TEXTBRIDGE USER'S GUIDE is available in PDF format from the TextBridge CD-ROM in the Tb98_Doc directory. You can read documents in PDF files in the Adobe Acrobat Reader. A Readme file describes installing the Acrobat Reader in the Tb98_Doc directory and using the Acrobat Reader to read or print the TextBridge User's Guide. Another Readme file describes the Acrobat Reader.

-   QUATTRO PRO is not supported by Instant Access OCR.

-   NETSCAPE NAVIGATOR 3.0 GOLD is not supported by Instant Access OCR.

- WORDPRO 97 with Instant Access OCR imports ASCII text. To retain font and paragraph style information, use TextBridge as a standalone application.

- LOTUS 1-2-3 SMARTSUITE 97 with Instant Access OCR works best if you use the Paste Special command in the Edit menu and select 1-2-3 format.

- With earlier versions of LOTUS 1-2-3, use TextBridge as a standalone application for the best results. Save your results in the format for Lotus 1-2-3, and open the file in your Lotus 1-2-3 application.

- PAGE COLLATION is not automatically supported for PDF. To process double-sided pages and output to PDF, select Process (7)Scan Only, then select Auto Process. After the front sides of the pages are scanned, select Other Side from the Add Pages to Scanner dialog box. This will create a TIFF file with all pages collated in the correct order. Once the pages are all scanned, select Process (7)Image File, then select Auto Process or Get Page to process the image file you created.

- While TextBridge is processing, if you click on any menu item, TextBridge processing will pause until the drop down menu is closed.


INTEGRATION WITH PAGIS

Pagis includes an earlier version of TextBridge. If you already have Pagis installed on your PC, installing TextBridge Pro 98 will update Pagis to use TextBridge Pro 98. Pagis is updated as follows:

- INDEXING - Pagis will use TextBridge Pro 98 for indexing when pages are scanned.

- SEND TO BAR - TextBridge Pro 98 is added to the Pagis Send To bar. The earlier version of TextBridge is not automatically removed. To remove that previous version of TextBridge, open the Send To folder in your Windows folder and delete that TextBridge shortcut.

- IMAGE FILE CONTEXT MENU - TextBridge Pro 98 is added to the Send To options when you right-click on an image file icon.

- DRAG AND DROP IMAGE FILES - When you drag an image file to a Pagis registered text application, TextBridge Pro 98 will be used to convert the image to text.

- PAGIS START MENU - TextBridge Pro 98 is NOT automatically added to the Pagis group in the Windows Start menu. To add TextBridge Pro 98, in your Windows folder copy the shortcut to TextBridge Pro 98 from the Start Menu (7) Programs (7) TextBridge Pro 98 folder to the Start Menu (7) Programs (7) Pagis Pro 97 folder.

If you uninstall TextBridge Pro 98, Pagis will revert to using the bundled TextBridge.

The first time you drag and drop a TIF or XIF file onto the WORDPERFECT 8.0 entry in the Pagis SendTo bar, the file will not be recognized. Simply repeat the drag and drop process, and recognition will proceed as usual for this file and for any subsequent files. In other words, this only happens once during the first drag and drop activity.

SUPPORTED SCANNERS

TextBridge Pro supports scanners that are controlled by ISIS and TWAIN scanner drivers. For the most current list of all supported scanners by model number and platform, please visit our web site at WWW.TEXTBRIDGE.COM.

TWAIN SOURCE DRIVERS (.DS FILES) MUST BE PROVIDED BY THE SCANNER MANUFACTURER. When these are installed on your PC, they are located in Windows\TWAIN or TWAIN_32. TextBridge Pro provides a TWAIN interface that communicates with these TWAIN source drivers, supporting any fully TWAIN-compliant scanner or other input device that can supply a binary (black and white) image in a supported resolution (72 to 900 dots per inch).

SCANNER NOTES

This section discusses a number of points relating to using scanners with TextBridge Pro.

- For most OCR jobs, scanning should be done at 300 DPI for best results. For documents with type smaller than 8 point, scanning at 400 dpi may provide improved recognition.

- TEXTBRIDGE SCANNER SETUP allows you to use the native TWAIN INTERFACE or the TextBridge user interface. This option works well with some TWAIN drivers, such as MICROTEK and EPSON. However, some scanners may not work with the TextBridge user interface as well as with the native TWAIN interface. For example, MUSTEK, ARTEC, and CANON will not perform correctly unless they use their own native scanning settings dialogs. You can try each and decide which works best for you.

- Some TWAIN SOURCE DRIVERS, when activated, display their user interface window behind TextBridge Pro's main window. To access the TWAIN interface, you need to ALT+TAB to the TWAIN screen.

- In order to select a TWAIN driver, you must know the name of the driver. The NAME OF THE TWAIN DRIVER may not be the same as the name or model of the scanner. Refer to your scanner documentation to find the driver name. (For example, if you want to choose the HP SCANJET 4C TWAIN driver, it is not listed with the other HP scanners. It is listed alphabetically under DESKSCAN.)

- If the wrong TWAIN DRIVER is selected, TextBridge may lockup while starting. In the event that TextBridge locks up, run the scnsetup program in the TextBridge Bin folder. Select the appropriate scanner driver.

- Although TextBridge supports scanning BUSINESS CARDS through the scanner ADF, it is recommended that you use the scanner flatbed.

- Many FLATBED SCANNERS do not have a platen large enough for a LEGAL PAGE. These scanners will scan to their platen length if you select "Legal" page size. To scan legal size pages on scanners whose platen's are smaller than legal page size, you must use an ADF.

- TWAIN drivers may allow you to select LEGAL PAGE size in the Page Type tab of the Settings dialog box. However, if the ISIS ASPI SCANNER is selected, the legal size may not be available.

- If you are using an ISIS driver under NT 4.0, you need to make sure you have an ASPI MANAGER loaded and running so you can communicate with your scanner.

    To check if you have an ASPI manager running, check Control Panel->Devices for an ASPI32 device that has a status of "Started" and Startup of "Automatic." If you do not see this, you will need to get an ASPI manager from one of the following sources:

    a) Adaptec's EZ-SCSI 4.0 or higher CD

    b) If you own an Adaptec SCSI card, download the ASPI32.EXE from Adaptec's website at: http://www.adaptec.com/support/BBS_EZSCSI.html#EZSCSI

    Follow Adaptec's instructions for installing this device. Your system administrator may have to perform these steps.

- If you are using a SHEETFED scanner, the Automatic Document Feeder (ADF) selection may be available. Make sure the ADF OPTION IS NOT SELECTED.

ACERSCAN

    Use the 16-bit TWAIN driver and the native TWAIN interface with the ACERSCAN 300F.

AVISION

    The AVISION AV360C TWAIN driver does not support scanning at 400 dpi or higher.

CANON

    If you receive a scanner failure message with the CANON IX-4015 scanner, try removing the scanner driver \win95\pixtran\canon.pxw and reinstall TextBridge.

EPSON

    When you use the Scan Only command with an EPSON ES-1000C WITH ADF, if the scanner jams, you do not get a message. The progress dialog box stays on scanning. If you press CTRL+ALT+DELETE to bring up the Close Program dialog box, you can see that Icrsrv32 is not responding. You must highlight lcrsrv32 and press the End Task button and follow the same procedure for TextBridge. Be sure to properly Shut Down your system and reboot your computer, and also turn your scanner off and then on again to get the scanner back.

    This does not happen with the Epson ES-1200C.

HEWLETT-PACKARD

    HP ACCUPAGE scanner drivers are not supported.

    HP IIP AND IIC scanners will not work with certain host adapter/SCSI device software combinations. For instance, with the AHA154x series adapters, you need to be running the Adaptec version of AHA154x.mdp device driver (on the Win95 CD ROM) because it will not work with the Microsoft version of AHA154x.mdp that is installed by default when Win95 is installed on a system. It is not known if there is an equivalent replacement for the AHA294x.mdp driver. Check the Microsoft web page for device driver updates.

LOGITECH

    The LOGITECH PAGESCAN incorporates the TextBridge OCR engine and also has built-in page sensing technology. To use the PageScan scanner with TextBridge Pro, and avoid conflicts with the PageScan software, you need to operate in a particular sequence.

    The key is to start up TextBridge Pro BEFORE putting a page in the scanner. Otherwise, the page sensing feature will activate the PageScan software. If you have not already set up the PageScan scanner as the TextBridge Pro scanner, use the Select Scanner/Source command under the File menu. Select TWAIN, then select PageScan in the TWAIN Select Source dialog.

    From TextBridge Pro, click the Go button. This should display the Logitech PageScan Color TWAIN interface should appear. From there, select Black Line Drawing. (You can also go into the Advanced ... options to view or change the scan resolution or scanner brightness settings.)

    At this stage, you can put a page in the scanner and click the Scan Now button. When you have finished scanning, TextBridge Pro recognizes the document, and you can save the recognized text to the file format of choice.

MICROTEK

    MICROTEK E3 scanner platen is short of the needed 14 inches for a LEGAL PAGE scan. If you use the TWAIN Scanwizard 2.3 (16 or 32 bit) and scan a legal size page with the document feeder, the preview image in TextBridge cuts off the bottom 3 inches of the page. If you select the ISIS ASPI scanner, the legal size is not available.

MUSTEK

    When using a MUSTEK scanner, use the Mustek TWAIN user interface. Do not configure the scanner to use the TextBridge user interface.

STORM EASY PHOTO SMARTPAGE

    When scanning multiple page documents, an extra warning dialog box is displayed after the last page has been scanned. Ignore the message and click OK. No information will be lost.

VISIONEER PAPERPORT

    No scanner driver is required for VISIONEER PAPERPORT scanners. TextBridge does not drive the scanner; Visioneer's Paperport Software does. In the Select Scanner dialog box, select No Scanner. TextBridge provides an automatic link to the word processor icons on the Paperport desktop.

    To access TextBridge Pro98 from within the Paperport desktop:

    1.  Go to the Link Preferences command in the Edit menu.

    2.  Select your word processor's icon.

    3.  Click on the OCR Application down arrow.

    4.  Choose TextBridge OCR.

    5.  Click on OCR Settings.

    6.  Select a page type and any other options you want to use.

    7.  Click on OK to save changes.

    When you are done with settings, scan a document in PaperPort, as you normally would. Then, drag it to your word processor icon, and TextBridge Pro recognition will automatically be launched. When OCR is complete, the recognized document is automatically opened in your word processor.

    Please refer to the PaperPort User's Guide for complete information.

    NOTE: The link between the TextBridge and the Visioneer Paperport software will only work with Visioneer Paperport Version 4.0 or later.


ISIS DRIVERS

TextBridge Pro provides the following ISIS DRIVERS from Pixel Translations as a standard part of the software.

WINDOWS 95 ISIS DRIVERS

Abaton 300S (no ADF)=ABATON2 Version 1.21
Abaton 300S (with ADF)=ABATON Version 1.21
Abaton Color (no ADF)=ABATON2 Version 1.21
Abaton Color (with ADF)=ABATON Version 1.21
Abaton GS (no ADF)=ABATON2 Version 1.21
Abaton GS (with ADF)=ABATON Version 1.21
Abaton Transcribe (no ADF)=ABATON2 Version 1.21
Abaton Transcribe (with ADF)=ABATON Version 1.21
Agfa Arcus Plus w/Adaptec=AGFA Version 1.29
Agfa Arcus w/Adaptec=AGFA Version 1.29
Agfa StudioScan II w/ASPI=AGFAASPI Version 1.35
Agfa StudioScan II w/PCZ SCSI=AGFAPCZ Version 1.35

Agfa StudioScan II w/PNR SCSI=AGFAPNR Version 1.35
Agfa StudioScan w/ASPI=AGFAASPI Version 1.35
Agfa StudioScan w/PCZ SCSI=AGFAPCZ Version 1.35
Agfa StudioScan w/PNR SCSI=AGFAPNR Version 1.35
Agfa StudioStar w/ASPI=AGFAASPI Version 1.35
Apple Color One 1200/30=APPLEONE Version 1.31
Apple Color One 600/27=APPLEONE Version 1.31
Apple OneScanner=APPLE Version 1.8
AVision Scanner Series=AVISION
AVR scanner=AVR2 Version 1.30
Canofile 510=CANOFILE Version 1.9
Canofile 520=CANOFILE Version 1.9
Canon CanoScan 300 w/ASPI=CANON Version 1.32
Canon CanoScan 600 w/ASPI=CANON Version 1.32
Canon GP55F (w/Fax Board) w/SCSI=GP55 Version 1.3
Canon IX-12 Feeder=CAIX12FD Version 1.20
Canon IX-12 Flatbed (Adf Optional)=CAIX12FT Version 1.20
Canon IX-12=CAIX12 Version 1.20
Canon IX-12F=CAIX12 Version 1.20
Canon IX-3010 w/ASPI=CANON Version 1.32
Canon IX-3010 w/SI4=CANONSI Version 1.32
Canon IX-30F=CAIX30 Version 1.8
Canon IX-4015 w/ASPI=CANON Version 1.32
Canon IX-4015 w/SI4=CANONSI Version 1.32
Canon IX-4025 w/ASPI=CANON Version 1.32
Chinon DS-3000=CHINON Version 0.2
Complete PC Scanner (no detect)=CPCF Version 1.2
Complete PC Scanner=CPC Version 1.2
Envision 24 Pro=ENVISION Version 1.32
ENVISION 6600S w/ASPI=VISTASPI Version 1.29
ENVISION 6600S w/UMAX UDS-11=VISTA Version 1.29
ENVISION 8800S w/ASPI=VISTASPI Version 1.29
ENVISION 8800S w/UMAX UDS-11=VISTA Version 1.29
ENVISION Dynamic Pro 3.0 w/ASPI=VISTASPI Version 1.29
ENVISION Dynamic Pro 3.0 w/UMAX UDS-11=VISTA Version 1.29
Envision ENV 6100=ENVISION Version 1.32
Envision ENV 8100=ENVISION Version 1.32
Epson ES-1000C=EPSON Version 1.68
Epson ES-1200C=EPSON Version 1.68
Epson ES-1400C=EPSON Version 1.68
Epson ES-300C=EPSON Version 1.68
Epson ES-300GS=EPSON Version 1.68
Epson ES-600C=EPSON Version 1.68
Epson ES-800C=EPSON Version 1.68
Epson Expression 636=EPSON Version 1.68
Epson GT-4000=EPSON Version 1.68
Epson GT-6000=EPSON Version 1.68
Epson GT-6500=EPSON Version 1.68
Epson GT-8000=EPSON Version 1.68
Epson GT-8500=EPSON Version 1.68
Epson GT-9000=EPSON Version 1.68
Epson GT-9500=EPSON Version 1.68
Epson Scanner (Generic Model)=EPSON Version 1.68
Fujitsu M3093DG=FUJIGINE Version 1.141
Fujitsu M3093GX=FUJIGINE Version 1.141
Fujitsu M3096G=FUJIGINE Version 1.141
Fujitsu M3096GX=FUJIGINE Version 1.141
Fujitsu M3097G=FUJIGINE Version 1.141

Fujitsu ScanPartner 10=FJSP Version 1.141
Fujitsu ScanPartner 10C=FJSP Version 1.141
Fujitsu ScanPartner 600C=FJSP Version 1.141
Fujitsu ScanPartner E.O.=FUJIGIN3 Version 1.141
Fujitsu ScanPartner Jr.=FJSP Version 1.141
Howtek Personal Color Scanner=HOWTEK Version  1.10
HP Scanjet 3c=SCANJET Version 1.40
HP Scanjet 4c=SCANJET Version 1.40
HP Scanjet 4p=SCANJET Version 1.40
HP Scanjet 5p=SCANJET Version 1.40
HP Scanjet IIc=SCANJET Version 1.40
HP Scanjet IIcx=SCANJET Version 1.40
HP Scanjet IIIp=SCANJET Version 1.40
HP Scanjet IIp=SCANJET Version 1.40
HP Scanjet Plus=SCANJET Version 1.40
HP Scanjet=SCANJET Version 1.40
IBM PageScanner, Adapter 3119/A=IBM_3119 Version 1.24
LeoScan Scanner=LEOSCAN Version 1.01
Microtek MS-II w/Page Detect=MSII Version 1.44
Microtek ScanMaker E3 w/ASPI=MKTKASPI Version 1.35
Microtek ScanMaker E3 w/Microtek PCZ SCSI=MKTKPZ Version 1.35 Microtek ScanMaker E3 w/Microtek PNR SCSI=MKTKPNR Version 1.35 Microtek ScanMaker E6 w/ASPI=MKTKASPI Version 1.35
Microtek ScanMaker E6 w/Microtek PCZ SCSI=MKTKPZ Version 1.35 Microtek ScanMaker E6 w/Microtek PNR SCSI=MKTKPNR Version 1.35 Microtek ScanMaker II=SCNMKRII Version 1.53
Microtek ScanMaker IIhr w/ASPI=MKTKASPI Version 1.35
Microtek ScanMaker IIhr w/Microtek PCZ SCSI=MKTKPZ Version 1.35 Microtek ScanMaker IIhr w/Microtek PNR SCSI=MKTKPNR Version 1.35 Microtek ScanMaker III w/ASPI=MKTKASPI Version 1.35
Microtek ScanMaker III w/Microtek PCZ SCSI=MKTKPZ Version 1.35 Microtek ScanMaker III w/Microtek PNR SCSI=MKTKPNR Version 1.35 Microtek Scanner=MKTK_AT Version 1.47
Nikon SCANTOUCH Scanner=NIKON Version 1.9
Okidata DOC-IT 3000=DOCIT Version 1.30
Okidata DOC-IT 4000=DOCIT Version 1.30
Panasonic FX-RS 505, 506, and 307=PANA Version  1.3
Panasonic KV-SS25 w/SCSI=PANASCSI Version 1.47
Panasonic KV-SS50 w/SCSI=PANASCSI Version 1.47
Panasonic KV-SS50EX w/SCSI=PANASCSI Version 1.47
Panasonic KV-SS55 w/SCSI=PANASCSI Version 1.47
Panasonic KV-SS55EX w/SCSI=PANASCSI Version 1.47
Panasonic KV-SS60EX w/SCSI=PANASCSI Version 1.47
Panasonic KV-SS60N w/SCSI=PANASCSI Version 1.47
Panasonic KV-SS65EX w/SCSI=PANASCSI Version 1.47
Panasonic KV-SS65N w/SCSI=PANASCSI Version 1.47
Pentax IQ Scan (HP Emulation)=PENT Version 1.44
Photron w/ASPI=PHOTRON Version 1.10
Ricoh FS-2=RICOHFS2 Version 1.107
Ricoh IS-410 and IBM 2456 w/WINASPI=RICOH41W Version 1.105
Ricoh IS-410 and IBM 2456=RICOH410 Version 1.105
Ricoh IS-420=RICOH420 Version 1.133
Ricoh IS-430=RICOH420 Version 1.133
Ricoh IS-50=RICOH560 Version 1.107
Ricoh IS-510 and IS-520=RICOH520 Version 1.109
Ricoh IS-60=RICOH560 Version 1.107
Ricoh RS-2200=RS2200 Version 1.107
SAPHIR w/ASPI=VISTASPI Version 1.29
SAPHIR w/UMAX UDS-11=VISTA Version 1.29

Sharp SCSI JX-300, JX-320, JX-325, JX-450, JX-610=SHRPSCSI Version 1.11 UMax Generic Scanner w/GSII-PC Card=UMAXGSII Version 1.29
UMax OA-I w/GSII-PC Card=UMAXGSII Version 1.29
UMAX Powerlook w/ASPI=VISTASPI Version 1.29
UMAX Powerlook w/UMAX UDS-11=VISTA Version 1.29
UMax UC1200S w/GSII-PC Card=UMAXGSII Version 1.29
UMax UC1200SE w/GSII-PC Card=UMAXGSII Version 1.29
UMax UC1260 w/GSII-PC Card=UMAXGSII Version 1.29
UMax UC300 w/GSII-PC Card=UMAXGSII Version 1.29
UMax UC630 w/GSII-PC Card=UMAXGSII Version 1.29
UMax UC840 w/GSII-PC Card=UMAXGSII Version 1.29
UMax UG630 w/GSII-PC Card=UMAXGSII Version 1.29
UMax UG80 w/GSII-PC Card=UMAXGSII Version 1.29
UMAX VISTA S-6 w/ASPI=VISTASPI Version 1.29
UMAX VISTA S-6 w/UMAX UDS-11=VISTA Version 1.29
UMAX VISTA S-8 w/ASPI=VISTASPI Version 1.29
UMAX VISTA S-8 w/UMAX UDS-11=VISTA Version 1.29
UMAX VISTA T-6 w/ASPI=VISTASPI Version 1.29
UMAX VISTA T-6 w/UMAX UDS-11=VISTA Version 1.29
Xerox 3002=X3002 Version 1.6
Xerox DocuImage 620S=DOCU620S Version  1.43

Windows NT ISIS Drivers

Apple Color One 1200/30=APPLEONE Version 1.30
Apple Color One 600/27=APPLEONE Version 1.30
Canon DR-3020=CANON_DR Version 1.19
Canon IX-3010 w/ASPI=CANON Version 1.31
Canon IX-4015 w/ASPI=CANON Version 1.31
Canon IX-4025 w/ASPI=CANON Version 1.31
Epson ES-1000C=EPSON Version 1.68
Epson ES-1200C=EPSON Version 1.68
Epson ES-1400C=EPSON Version 1.68
Epson ES-300C=EPSON Version 1.68
Epson ES-300GS=EPSON Version 1.68
Epson ES-600C=EPSON Version 1.68
Epson ES-800C=EPSON Version 1.68
Epson Expression 636=EPSON Version 1.68
Epson GT-4000=EPSON Version 1.68
Epson GT-6000=EPSON Version 1.68
Epson GT-6500=EPSON Version 1.68
Epson GT-8000=EPSON Version 1.68
Epson GT-8500=EPSON Version 1.68
Epson GT-9000=EPSON Version 1.68
Epson GT-9500=EPSON Version 1.68
Epson Scanner (Generic Model)=EPSON Version 1.68
Fujitsu M3093GX=FUJIGINE Version 1.130
Fujitsu M3096G=FUJIGINE Version 1.130
Fujitsu M3096GX=FUJIGINE Version 1.130
Fujitsu M3097G=FUJIGINE Version 1.130
Fujitsu M3192B=FUJIGIN3 Version 1.130
Fujitsu ScanPartner 10=FJSP Version 1.130
Fujitsu ScanPartner 10C=FJSP Version 1.130
Fujitsu ScanPartner 600C=FJSP Version 1.130
Fujitsu ScanPartner E.O.=FUJIGIN3 Version 1.130
Fujitsu ScanPartner Jr.=FJSP Version 1.130
HP Scanjet 3c=SCANJET Version 1.40
HP Scanjet 4c=SCANJET Version 1.40
HP Scanjet 4p=SCANJET Version 1.40

HP Scanjet 5p=SCANJET Version 1.40
HP Scanjet IIc=SCANJET Version 1.40
HP Scanjet IIcx=SCANJET Version 1.40
HP Scanjet IIIp=SCANJET Version 1.40
HP Scanjet IIp=SCANJET Version 1.40
HP Scanjet Plus=SCANJET Version 1.40
HP Scanjet=SCANJET Version 1.40
Nikon SCANTOUCH Scanner=NIKON Version 1.12
Panasonic KV-SS25 w/SCSI=PANASCSI Version 1.42
Panasonic KV-SS50 w/SCSI=PANASCSI Version 1.42
Panasonic KV-SS50EX w/SCSI=PANASCSI Version 1.42
Panasonic KV-SS55 w/SCSI=PANASCSI Version 1.42
Panasonic KV-SS55EX w/SCSI=PANASCSI Version 1.42
Panasonic KV-SS60EX w/SCSI=PANASCSI Version 1.42
Panasonic KV-SS60N w/SCSI=PANASCSI Version 1.42
Panasonic KV-SS65EX w/SCSI=PANASCSI Version 1.42
Panasonic KV-SS65N w/SCSI=PANASCSI Version 1.42
Ricoh FS-2=RICOHFS2 Version 1.106
Ricoh IS-410 and IBM 2456=RICOH410 Version 1.58
Ricoh IS-420=RICOH420 Version 1.128
Ricoh IS-430=RICOH420 Version 1.128
Ricoh IS-50=RICOH560 Version 1.106
Ricoh IS-510 and IS-520=RICOH520 Version 1.109
Ricoh IS-60=RICOH560 Version 1.106
Ricoh RS-2200=RS2200 Version 1.107